Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of September 26, 2008, by and among NEWMARKET CORPORATION, a Virginia corporation (“NewMarket”), the several banks and other financial institutions party hereto and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

WITNESSETH:

WHEREAS, NewMarket, the several banks and other financial institutions from time to time party thereto (collectively, the “Lenders”),, PNC Bank, National Association, in its capacity as Documentation Agent for the Lenders, General Electric Capital Corporation and Bank of America, N.A., in their capacities as Co-Syndication Agents for the Lenders, and the Administrative Agent are parties to a certain Second Amended and Restated Credit Agreement, dated as of December 21, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to NewMarket; and

WHEREAS, the Lenders, at the request of NewMarket, have agreed to make certain modifications to the Credit Agreement, all on the terms, and subject to the conditions, set forth herein.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, NewMarket, the Lenders and the Administrative Agent agree as follows:

1. Amendments.

(a) Section 6.2 of the Credit Agreement is hereby amended by replacing such section with the following:

Section 6.2 Fixed Charge Coverage Ratio. The Borrower will maintain, as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2008, a Fixed Charge Coverage Ratio of not less than 1.15:1.00.

2. Consent of Lenders. The Required Lenders, by their execution and delivery hereof, consent to the amendment and restatement of Section 6.2 Fixed Charge Coverage Ratio as specified above.

3. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the NewMarket shall have no rights under this Amendment, until the Administrative Agent shall have received executed counterparts to this Amendment from NewMarket, each of the Subsidiary Loan Parties and the Required Lenders.

4. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, NewMarket hereby represents and warrants to the Lenders and the Agent that:

(a) The execution, delivery and performance by each Loan Party of this Amendment (i) are within such Loan Party’s organizational powers and authority; (ii) have been duly authorized by all necessary organizational action; (iii) do not violate any Requirements of Law applicable to NewMarket or any of its Subsidiaries, the Organizational Documents of NewMarket or any of its Restricted Subsidiaries or any judgment, order or ruling of any Government Authority (iv) will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of NewMarket or any of its Subsidiaries, (v) will not violate or result in a default under any material indenture, material agreement or other material instrument binding on NewMarket or any of its Restricted Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by NewMarket or any of its Restricted Subsidiaries or (vi) will not result in the creation or imposition of any Lien on any asset of NewMarket or any of its Restricted Subsidiaries (other than any Liens created under the Loan Documents).

(b) This Amendment has been duly executed and delivered by each Loan Party and constitutes a valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5. Reaffirmations and Acknowledgments.

(a) Reaffirmation of Guaranty. Each Subsidiary Loan Party consents to the execution and delivery by NewMarket of this Amendment and jointly and severally ratify and confirm the terms of the Subsidiary Guaranty Agreements with respect to the indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and all promissory notes issued thereunder. Each Subsidiary Loan Party acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of NewMarket to the Lenders or any other obligation of NewMarket, or any actions now or hereafter taken by the Lenders with respect to any obligation of NewMarket, the Subsidiary Guaranty Agreements (i) is and shall continue to be a primary obligation of the Subsidiary Loan Parties, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Loan Parties under the Subsidiary Guaranty Agreements.

(b) Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the Security Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the Security Documents.

6. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of NewMarket to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

8. Costs and Expenses. NewMarket agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation and execution of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
Name:	David A. Fiorenza
Title:	Vice President, Treasurer, &
Principal Financial Officer

ETHYL CORPORATION

By:	/s/ Wayne C. Drinkwater
Name:	Wayne C. Drinkwater
Title:	Vice President and Treasurer

AFTON CHEMICAL ADDITIVES

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary and Treasurer

ETHYL CANADA HOLDINGS, INC.

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary and Treasury

AFTON CHEMICAL CORPORATION

By:	/s/ David A. Fiorenza
Name:	David A. Fiorenza
Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

AFTON CHEMICAL JAPAN HOLDINGS, INC.

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary and Treasurer

THE EDWIN COOPER CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

AFTON CHEMICAL INTANGIBLES LLC

By:	/s/ Marshall B. Nelson
Name:	Marshall B. Nelson
Title:	Manager

NEWMARKET SERVICES CORPORATION

By:	/s/ David A. Fiorenza
Name:	David A. Fiorenza
Title:	Vice President &
Principal Financial Officer

NEWMARKET INVESTMENT COMPANY

By:	/s/ David A. Fiorenza
Name:	David A. Fiorenza
Title:	Vice President and Treasurer

AFTON CHEMICAL ASIA PACIFIC LLC

By:	/s/ Robert A. Shama
Name:	Robert A. Shama
Title:	Manager

[SIGNATURE PAGE FIRST AMENDMENT TO SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT]

AFTON CHEMICAL CANADA HOLDINGS, INC.

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary and Treasurer

ETHYL EXPORT CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary and Treasurer

ETHYL INTERAMERICA CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary and Treasurer

ETHYL VENTURES, INC.

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary and Treasurer

INTERAMERICA TERMINALS CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary and Treasurer

ETHYL ASIA PACIFIC LLC

By:	/s/ Wayne C. Drinkwater
Name:	Wayne C. Drinkwater
Title:	Manager

[SIGNATURE PAGE FIRST AMENDMENT TO SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT]

OLD TOWN LLC

By:	/s/ Bruce R. Hazelgrove, III
Name:	Bruce R. Hazelgrove, III
Title:	Manager

[SIGNATURE PAGE FIRST AMENDMENT TO SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:	/s/ Mark A. Flatin
Name:	Mark A. Flatin
Title:	Managing Director

[BANK OF AMERICA, N.A.]

By:	/s/ Chris D. Buckner
Name:	Chris D. Buckner
Title:	Senior Vice President

[PNC BANK, NATIONAL ASSOCIATION]

By:	/s/ D. Jermaine Johnson
Name:	D. Jermaine Johnson
Title:	Vice President

[GENERAL ELECTRIC CAPITAL CORPORATION]

By:
Name:
Title:

[RZB FINANCE LLC]

By:	/s/ Christoph Hoedl
Name:	Christoph Hoedl
Title:	Group Vice President

By:	/s/ Randall Abrams
Name:	Randall Abrams
Title:	Vice President

[SIGNATURE PAGE FIRST AMENDMENT TO SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT]